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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



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                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  April 10, 1997
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                      ML/EQ REAL ESTATE PORTFOLIO, L.P.
            (Exact name of registrant as specified in its charter)



          Delaware                   0-17684                    58-1739523
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 (State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)            File Number)             Identification No.)


  1150 Lake Hearn Dr., Atlanta, Georgia                          30342-1522
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (404) 239-5002
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                      This document consists of 3 pages.
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Item 5. Other Events

         On April 10, 1997, The Equitable Life Insurance Company ("Equitable"), the indirect parent of EREIM Managers Corp. (the "Managing General Partner"), the managing general partner of ML/EQ Real Estate Portfolio, L.P. (the "Partnership"), announced the signing of a definitive agreement to sell Equitable Real Estate Investment Management, Inc. ("ERE") to Lend Lease Corporation, a publicly traded international property and financial services company based in Sydney, Australia. ERE is presently an indirect subsidiary of Equitable and the sole shareholder of the Managing General Partner. It is not anticipated that the sale will have a material impact on the Managing General Partner, the Partnership, EML Associates (the "Venture"), a joint venture between the Partnership and EREIM LP Associates, a New York general partnership between Equitable and EREIM LP Corp., a wholly owned subsidiary of Equitable, or the properties owned by the Venture (the "Properties"). The Managing General Partner is not included in the sale and will continue to be a wholly owned indirect subsidiary of Equitable. To maintain the ongoing continuity of the Partnership's operations, ERE will be retained by the Managing General Partner after the sale, at the Managing General Partner's expense, to continue providing the same services with respect to the Partnership, the Venture and the Properties that ERE has historically provided to the Managing General Partner. Two other ERE subsidiaries, Compass Management and Leasing, Inc. and Compass Retail, Inc., which presently manage nine of the Properties, are included in the sale, but will continue as the managers of these properties on the same terms as before. The sale will not affect the ownership of EREIM LP Associates, the guarantor under the Guaranty Agreement, as ERE has no interest therein. The obligations of EREIM LP Associates under the Guaranty Agreement and of Equitable under the Keep Well Agreement will not be affected by the sale.

         The closing of the sale of ERE is subject to customary closing conditions, including regulatory approvals. The closing is expected to occur during the second quarter of 1997.




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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ML/EQ REAL ESTATE PORTFOLIO, L.P.
                                        (Registrant)

Date: April 29, 1997                    By: EREIM MANAGERS CORP.
                                             (Managing General Partner)



                                        By: B. Stanton Breon
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                                           B. STANTON BREON
                                           President and Chief Executive Officer



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